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                                                                     EXHIBIT 3.6

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                      VIASYSTEMS TECHNOLOGIES CORP., L.L.C.
                     (A Delaware Limited Liability Company)



                       LIMITED LIABILITY COMPANY AGREEMENT



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                          Dated as of December 21, 1998


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             COMPANY INTERESTS ARE SUBJECT TO TRANSFER RESTRICTIONS.

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                                TABLE OF CONTENTS

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ARTICLE 1             ORGANIZATION...............................................................................1

         1.1      Formation of Company...........................................................................1

         1.2      Name...........................................................................................1

         1.3      Character of Business..........................................................................1

         1.4      Registered Office and Agent....................................................................1

         1.5      Fiscal Year....................................................................................1

ARTICLE 2             CAPITAL CONTRIBUTIONS......................................................................1

         2.1      Capital Contributions to the Company...........................................................1

         2.2      No Return of Capital Contributions.............................................................2

         2.3      No Interest....................................................................................2

ARTICLE 3             RIGHTS AND OBLIGATIONS OF MEMBERS..........................................................2

         3.1      Management of Company..........................................................................2

         3.2      Liability of Members...........................................................................2

         3.3      Other Activities of Members....................................................................2

ARTICLE 4             EXCULPATION AND INDEMNITY..................................................................2

         4.1      Exculpation....................................................................................2

         4.2      Indemnity......................................................................................2

         4.3      Amendment......................................................................................3

ARTICLE 5             DISTRIBUTIONS AND ALLOCATIONS..............................................................3

         5.1      Distributions..................................................................................3

         5.2      Tax Allocations................................................................................3

ARTICLE 6             ADMISSIONS, TRANSFERS, AND WITHDRAWALS.....................................................4

         6.1      Admission of New Members.......................................................................4

         6.2      Transfer of Company Interests..................................................................4

         6.3      No Substituted Members.........................................................................4

         6.4      Withdrawal of Members..........................................................................4

         6.5      Consent........................................................................................5

ARTICLE 7             ACCOUNTING PROVISIONS AND REPORTS..........................................................5

         7.1      Books of Account; Tax Returns..................................................................5
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         7.2      Place Kept; Inspection.........................................................................5

         7.3      Tax Matters Member.............................................................................5

ARTICLE 8             BOARD OF DIRECTORS.........................................................................5

         8.1      Management.....................................................................................5

         8.2      Number; Qualification; Election; Term..........................................................5

         8.3      Change in Number...............................................................................6

         8.4      Removal........................................................................................6

         8.5      Vacancies......................................................................................6

         8.6      Meetings of Directors..........................................................................6

         8.7      First Meeting..................................................................................6

         8.8      Election of Officers...........................................................................6

         8.9      Regular Meetings...............................................................................6

         8.10     Special Meetings...............................................................................6

         8.11     Notice.........................................................................................6

         8.12     Quorum; Majority Vote..........................................................................7

         8.13     Procedure......................................................................................7

         8.14     Presumption of Assent..........................................................................7

         8.15     Compensation...................................................................................7

         8.16     Action by Written Consent......................................................................7

         8.17     Telephone and Similar Meetings.................................................................7

         8.18     Committees.....................................................................................8

                  8.18.1   Designation...........................................................................8

                  8.18.2   Number; Qualification; Term...........................................................8

                  8.18.3   Authority.............................................................................8

                  8.18.4   Committee Changes.....................................................................8

                  8.18.5   Alternate Members of Committees.......................................................8

                  8.18.6   Regular Meetings......................................................................8

                  8.18.7   Special Meetings......................................................................8

                  8.18.8   Quorum; Majority Vote.................................................................8
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                  8.18.9   Minutes...............................................................................9

                  8.18.10  Compensation..........................................................................9

                  8.18.11  Responsibility........................................................................9

ARTICLE 9             OFFICERS AND OTHER AGENTS..................................................................9

         9.1      Number; Titles; Term of Office.................................................................9

         9.2      Removal........................................................................................9

         9.3      Vacancies......................................................................................9

         9.4      Authority......................................................................................9

         9.5      Compensation...................................................................................9

         9.6      Chairman of the Board..........................................................................9

         9.7      President......................................................................................9

         9.8      Vice Presidents...............................................................................10

         9.9      Treasurer.....................................................................................10

         9.10     Assistant Treasurers..........................................................................10

         9.11     Secretary.....................................................................................10

         9.12     Assistant Secretaries.........................................................................10

ARTICLE 10            MEETINGS OF MEMBERS.......................................................................11

         10.1     Place of Meetings.............................................................................11

         10.2     Annual Meeting................................................................................11

         10.3     Special Meetings..............................................................................11

         10.4     Notice and Waiver Thereof.....................................................................11

         10.5     Quorum........................................................................................11

         10.6     Voting........................................................................................11

                  10.6.1   Voting and Voting Power..............................................................11

                  10.6.2   Voting on Matters Other than the Election of Directors...............................11

                  10.6.3   Change in Voting Percentages.........................................................12

         10.7     Record Date...................................................................................12

         10.8     Voting Lists..................................................................................12

         10.9     Adjournment...................................................................................12
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         10.10    Proxies.......................................................................................12

         10.11    Conduct of Meeting............................................................................13

         10.12    Action by Written Consent.....................................................................13

         10.13    Telephone and Similar Meetings................................................................13

ARTICLE 11            AMENDMENTS AND WAIVERS....................................................................13

         11.1     With Member Consent...........................................................................13

         11.2     Without Member Consent........................................................................13

         11.3     Certain Other Amendments......................................................................14

ARTICLE 12            DISSOLUTION AND TERMINATION...............................................................14

         12.1     Dissolution...................................................................................14

         12.2     Accounting on Dissolution.....................................................................15

         12.3     Termination...................................................................................15

         12.4     No Negative Capital Account Obligation........................................................15

         12.5     No Other Cause of Dissolution.................................................................15

         12.6     Merger........................................................................................15

ARTICLE 13            MISCELLANEOUS.............................................................................15

         13.1     Waiver of Partition...........................................................................15

         13.2     Entire Agreement..............................................................................15

         13.3     Severability..................................................................................16

         13.4     Notices.......................................................................................16

         13.5     Governing Laws................................................................................16

         13.6     Successors and Assigns........................................................................16

         13.7     Counterparts..................................................................................16

         13.8     Headings......................................................................................16

         13.9     Other Terms...................................................................................16

         13.10    Power of Attorney.............................................................................16

         13.11    INDEMNIFICATION...............................................................................17
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                         VIASYSTEMS TECHNOLOGIES, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT

         This Limited Liability Company Agreement ("Agreement") of Viasystems Technologies Corp., L.L.C., a Delaware limited liability company ("Company"), is made effective as of December 21, 1998 ("Effective Date") by Viasystems, Inc., a Delaware corporation, as the sole member of the Company (the "Member", and, together with any new Members admitted pursuant to Section 6.1, the "Members").

                                    ARTICLE 1
                                  ORGANIZATION

         1.1 FORMATION OF COMPANY. The Member has formed a limited liability company pursuant to and in accordance with the provisions of the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et seq., as amended as from time to time ("Act")), by the filing of a certificate of formation of the limited liability company with the office of the Secretary of State of Delaware (the "Certificate").

         1.2 NAME. The name of the Company is Viasystems Technologies Corp., L.L.C. The Board of Directors (as defined in Section 8.1 may change the name of the Company from time to time. In any such event, the Company shall promptly file in the office of the Secretary of State of Delaware an amendment to the Company's Certificate reflecting such change of name.

         1.3 CHARACTER OF BUSINESS. The purpose of the Company shall be to engage in such business as may be conducted by a limited liability company organized under the laws of the State of Delaware.

         1.4 REGISTERED OFFICE AND AGENT. The name and address of the Company's initial registered agent are The Corporation Trust Center 1209 Orange Street, Wilmington, New Castle County, Delaware. The Company's initial principal place of business shall be 101 South Hanley Road, Suite 400, St. Louis, Missouri 63105. The Board of Directors may change such registered agent, registered office, or principal place of business from time to time. The Company may from time to time have such other place or places of business within or without the State of Missouri as may be determined by the Board of Directors.

         1.5 FISCAL YEAR. The fiscal year of the Company shall end on December 31 of each calendar year unless, for United States federal income tax purposes, another fiscal year is required. The Company shall have the same fiscal year for United States federal income tax purposes and for accounting purposes.

                                    ARTICLE 2
                              CAPITAL CONTRIBUTIONS

         2.1 CAPITAL CONTRIBUTIONS TO THE COMPANY. The Members shall contribute capital to the Company in the amounts respectively set forth opposite their names on Schedule I to this Agreement. No Member shall be obligated to make any additional capital contributions to the Company.



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         2.2 NO RETURN OF CAPITAL CONTRIBUTIONS. No Member is entitled to a withdrawal or return of its capital contributions. Instead, each Member shall look solely to distributions from the Company for such purpose.

         2.3 NO INTEREST. No Member shall be entitled to interest on its capital contributions, and any interest actually received by reason of investment of any part of the Company's funds shall be included in the Company's property.

                                    ARTICLE 3
                        RIGHTS AND OBLIGATIONS OF MEMBERS

         3.1 MANAGEMENT OF COMPANY. The management, control, and direction of the Company and its operations, business, and affairs shall in accordance with the provisions of Articles 8 and 9 hereof.

         3.2 LIABILITY OF MEMBERS. The Members shall not be personally liable for the debts and obligations of the Company.

         3.3 OTHER ACTIVITIES OF MEMBERS. Neither this Agreement nor any principle of law or equity shall preclude or limit, in any respect, the right of any Member or any affiliate thereof to engage in or derive profit or compensation from any activities or investments, nor give any other Member any right to participate or share in such activities or investments or any profit or compensation derived therefrom.

                                    ARTICLE 4
                            EXCULPATION AND INDEMNITY

         4.1 EXCULPATION. No Member, nor any officer, director, employee, agent, stockholder, member, or partner of any Member or any of their affiliates, shall be liable, responsible, or accountable in damages or otherwise to the Company or any other Member by reason of, or arising from, the operations, business, or affairs of, or any action taken or failure to act on behalf of, the Company, except to the extent that any of the foregoing is determined, by a final, nonappealable order of a court of competent jurisdiction, to have been primarily caused by the gross negligence, willful misconduct, or bad faith of the person claiming exculpation.

         4.2 INDEMNITY. THE COMPANY SHALL INDEMNIFY EACH MEMBER, EACH AFFILIATE OF THE MEMBERS, EACH OFFICER, DIRECTOR, EMPLOYEE AND AGENT OF THE COMPANY AND EACH OFFICER, DIRECTOR, STOCKHOLDER, MEMBER, PARTNER, EMPLOYEE, OR AGENT OF SUCH MEMBERS OR ANY OF THEIR AFFILIATES, AGAINST ANY CLAIM, LOSS, DAMAGE, LIABILITY, OR EXPENSE (INCLUDING REASONABLE ATTORNEYS' FEES, COURT COSTS, AND COSTS OF INVESTIGATION AND APPEAL) SUFFERED OR INCURRED BY ANY SUCH INDEMNITEE BY REASON OF, OR ARISING FROM, THE OPERATIONS, BUSINESS, OR AFFAIRS OF, OR ANY ACTION TAKEN OR FAILURE TO ACT ON BEHALF OF, THE COMPANY, EXCEPT TO THE EXTENT ANY OF THE FOREGOING (I) IS DETERMINED BY FINAL, NONAPPEALABLE ORDER OF A COURT OF COMPETENT JURISDICTION TO HAVE BEEN PRIMARILY CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR BAD FAITH OF THE PERSON CLAIMING INDEMNIFICATION OR (II) IS SUFFERED OR INCURRED AS A RESULT OF ANY CLAIM (OTHER THAN A CLAIM FOR INDEMNIFICATION UNDER THIS AGREEMENT) ASSERTED BY THE



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INDEMNITEE AS PLAINTIFF AGAINST THE COMPANY. Unless a determination has been made (by final, nonappealable order of a court of competent jurisdiction) that indemnification is not required, the Company shall, upon the request of any indemnitee, advance or promptly reimburse such indemnitee's reasonable costs of investigation, litigation, or appeal, including reasonable attorneys' fees; provided, however, that the affected indemnitee shall, as a condition of such indemnitee's right to receive such advances and reimbursements, undertake in writing to repay promptly the Company for all such advancements or reimbursements if a court of competent jurisdiction determines that such indemnitee is not then entitled to indemnification under this Section 4.2. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, resolution of Members or directors, agreement or otherwise.

         4.3 AMENDMENT. Any repeal or amendment of Section 4.1 or 4.2 by the members shall be prospective only, and shall not adversely affect any limitations on personal liability or right to indemnification arising from an act or omission occurring prior to the time of such repeal or amendment.

                                    ARTICLE 5
                          DISTRIBUTIONS AND ALLOCATIONS

         5.1 DISTRIBUTIONS. All cash of the Company (other than cash resulting from capital contributions) shall be distributed to the Members promptly following receipt, and any or all other Company property shall be distributed at such time or times (if any) as the Board of Directors determine; provided, however, that distributions of cash or other property of the Company shall be made only in amounts which exceed any reserves (allocated among the Members in accordance with their respective distributive interests in the cash or property to which such reserves relate) that the Board of Directors from time to time determine are required or are reasonably appropriate to be retained to meet any accrued or foreseeable expenses, expenditures, liabilities, or other obligations of the Company. All distributions of cash or other property of the Company shall be made in accordance with the Members' respective sharing ratios (each, a "Sharing Ratio" and, collectively, the "Sharing Ratios") and membership interests (each, a "Membership Interest" and, collectively, the "Membership Interests"), as from time to time set forth on Schedule I to this Agreement.

         5.2 TAX ALLOCATIONS. For United States federal income tax purposes, allocations of items of income, gain, loss, deduction, expense, and credit for each fiscal year of the Company shall be in accordance with each Member's economic interest in the respective item, as determined by the Members pursuant to Section 704(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder and subject to the requirements of
Section 704(c) of the Code and the regulations promulgated thereunder. Unless the Members determine otherwise, allocations shall be made to each Member in the same manner as such Member (i) would be required to contribute to the Company or
(ii) would receive as distributions if the Company were to liquidate the assets of the Company at their book value and distribute the proceeds in accordance with Section 5.1; provided, however, that if any such allocation is not permitted by applicable law, the Company's subsequent income, gain, loss, deduction, expense, and credit shall be allocated among the Members so as to reflect as nearly as possible the allocation used in computing capital accounts.



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                                    ARTICLE 6
                     ADMISSIONS, TRANSFERS, AND WITHDRAWALS

         6.1 ADMISSION OF NEW MEMBERS. After the Effective Date, new Members may be admitted to the Company only with the written consent of, and upon such terms and conditions as are approved by, the Members then representing a majority in interest of the Sharing Ratios and Membership Interests of all the Members.

         6.2 TRANSFER OF COMPANY INTERESTS.

                  (a) No Transfers Without Consent. No Member may transfer or encumber all or any portion of such Member's interest in the Company without the prior written consent of the Members then representing a majority in interest of the Sharing Ratios and Membership Interests of all the Members (excluding the transferring or encumbering Member and his or its affiliates).

                  (b) Death, Bankruptcy, etc. of Member. In the event of the death, incompetence, insolvency, bankruptcy, termination, liquidation, or dissolution of any Member:

                           (i) the Company shall not be terminated or dissolved,
and the remaining Members shall continue the Company and its operations, business, and affairs until the dissolution thereof as provided in Section 12.1 of this Agreement;

                           (ii) such affected Member shall thereupon cease to be
a Member for all purposes of this Agreement and no officer, partner, beneficiary, creditor, trustee, receiver, fiduciary, or other legal representative and no estate or other successor in interest of such Member (whether by operation of law or otherwise) shall become or be deemed to become a Member for any purpose under this Agreement;

                           (iii) the Company interest of such affected Member
shall not be subject to withdrawal or redemption in whole or in part prior to the dissolution, liquidation, and termination of the Company;

                           (iv) the estate or other successor in interest of
such affected Member shall be deemed a transferee of, and shall be subject to all of the obligations with respect to, the Company interest of such affected Member as of the date of death, incompetence, insolvency, bankruptcy, termination, liquidation, or dissolution, except to the extent the Members release such estate or successor from such obligations; and

                           (v) any legal representative or successor in interest
having lawful ownership of the assigned Company interest of such affected Member shall have the right to receive notices, reports, and distributions, if any, to the same extent as would have been available to such affected Member.

         6.3 NO SUBSTITUTED MEMBERS. Except with the consent of all the Members, no transferee of any Membership Interest in the Company may become a substituted Member.

         6.4 WITHDRAWAL OF MEMBERS. Except as permitted by Section 6.2 hereof, no Member shall have any right to withdraw or resign from the Company.



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         6.5 CONSENT. Any Member whose consent is required or permitted pursuant to this Article 6 may give or withhold (whether reasonably or unreasonably) such consent in the sole discretion of such Member.

                                    ARTICLE 7
                        ACCOUNTING PROVISIONS AND REPORTS

         7.1 BOOKS OF ACCOUNT; TAX RETURNS. The Members shall cause to be prepared and filed, all United States federal, state, and local income and other tax returns required to be filed by the Company and shall keep or cause to be kept complete and appropriate records and books of account in which shall be entered all such transactions and other matters relative to the Company's operations, business, and affairs as are usually entered into records and books of account that are maintained by persons engaged in business of like character or are required by the Act. Except as otherwise expressly provided herein, such books and records shall be maintained in accordance with the basis utilized in preparing the Company's United States federal income tax returns, which returns, if allowed by applicable law, may in the discretion of the Members be prepared on either a cash basis or accrual basis.

         7.2 PLACE KEPT; INSPECTION. The books and records shall be maintained at the principal place of business of the Company, and all such books and records shall be available for inspection and copying at the reasonable request, and at the expense, of any Member during the ordinary business hours of the Company.

         7.3 TAX MATTERS MEMBER. Viasystems, Inc., a Delaware corporation, shall be the tax matters Member of the Company and, in such capacity, shall exercise all rights conferred, and perform all duties imposed, upon a tax matters partner under Sections 6221 through 6233 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                                    ARTICLE 8
                               BOARD OF DIRECTORS

         8.1 MANAGEMENT. The business and property of the Company shall be managed by the board of directors (the "Board of Directors"), who shall act as "Managers" pursuant to the Act. Subject to any restrictions imposed by law or this Agreement, the Board of Directors may exercise all the powers of a "Manager" under the Act. Any action by the Board of Directors shall be deemed to be an action by the Managers of the Company for the purposes of the Act or otherwise.

         8.2 NUMBER; QUALIFICATION; ELECTION; TERM. The number of directors which shall constitute the entire Board of Directors shall be not less than one. The first Board of Directors shall consist of one director. The initial director of the Company shall be James N. Mills. Thereafter, within the limits above specified, the number of directors which shall constitute the entire Board of Directors shall be determined by resolution of the Board of Directors or by resolution of the Members. Except as otherwise required by law or this Agreement, the directors shall be elected at an annual meeting of Members at which a quorum is present. Directors shall be elected by a plurality of the votes of the Members present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office until the first annual meeting of Members held after his or her election and until his or her successor is elected and qualified or, if earlier, until his or her death, resignation, or removal from office. None of the directors need be a Member of the Company or a resident of the State of Delaware. Each director must have attained the age of majority.



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         8.3 CHANGE IN NUMBER. No decrease in the number of directors constituting the entire Board of Directors shall have the effect of shortening the term of any incumbent director.

         8.4 REMOVAL. Except as otherwise provided in the certificate of formation of the Company or this Agreement, at any meeting of Members called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of a majority in interest of the Sharing Ratios and Membership Interests of all the Members then entitled to vote on the election of directors.

         8.5 VACANCIES. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director, and each director so chosen shall hold office until the first annual meeting of Members held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. If there are no directors in office, the Members may elect directors by a vote of a majority in interest of the Sharing Ratios and Membership Interests of all the Members then entitled to vote on the election of directors. Except as otherwise provided in this Agreement, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Agreement with respect to the filling of other vacancies.

         8.6 MEETINGS OF DIRECTORS. The directors may hold their meetings and may have an office and keep the books of the Company, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the Board of Directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

         8.7 FIRST MEETING. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of Members, and no notice of such meeting shall be necessary.

         8.8 ELECTION OF OFFICERS. At the first meeting of the Board of Directors after each annual meeting of Members at which a quorum shall be present, the Board of Directors shall elect the officers of the Company. The initial officers of the Company are as set forth on Schedule II attached hereto and incorporated herein.

         8.9 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

         8.10 SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the President, or any director.

         8.11 NOTICE. The Secretary shall give notice of each special meeting to each director at least twenty-four (24) hours before the meeting. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him or her. Neither the business to be transacted at, nor the purpose of, any regular or



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special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         8.12 QUORUM; MAJORITY VOTE. At all meetings of the Board of Directors, a majority of the directors fixed in the manner provided in this Agreement shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of formation of the Company, or this Agreement, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the Board of Directors. At any time that the certificate of formation of the Company provides that directors elected by the holders of a class or series of Membership Interests shall have more or less than one vote per director on any matter, every reference in this Agreement to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

         8.13 PROCEDURE. At meetings of the Board of Directors, business shall be transacted in such order as from time to time the Board of Directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of the Board of Directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the Board of Directors from among the directors present. The Secretary of the Company shall act as the secretary of each meeting of the Board of Directors unless the Board of Directors appoints another person to act as secretary of the meeting. The Board of Directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Company.

         8.14 PRESUMPTION OF ASSENT. A director of the Company who is present at the meeting of the Board of Directors at which action on any company matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         8.15 COMPENSATION. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the Board of Directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Company in any other capacity or receiving compensation therefor.

         8.16 ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at any regular or special meeting of the Board of Directors may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by a majority of the Directors. Every written consent shall bear the date of signature of each director. A telegram, telex, cablegram or similar transmission by a director, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a director, shall be regarded as signed by the Member for purposes of this Section 8.16.

         8.17 TELEPHONE AND SIMILAR MEETINGS. The Board of Directors may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other. Participation in such meeting shall constitute attendance and presence in person at such meeting, except where a



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Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         8.18 COMMITTEES

                  8.18.1 DESIGNATION. The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, designate one or more committees.

                  8.18.2 NUMBER; QUALIFICATION; TERM. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire Board of Directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

                  8.18.3 AUTHORITY. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the authority of the board of directors in the management of the business and property of the Company except to the extent expressly restricted by law or this Agreement.

                  8.18.4 COMMITTEE CHANGES. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

                  8.18.5 ALTERNATE MEMBERS OF COMMITTEES. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                  8.18.6 REGULAR MEETINGS. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

                  8.18.7 SPECIAL MEETINGS. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

                  8.18.8 QUORUM; MAJORITY VOTE. At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law or this Agreement.

                  8.18.9 MINUTES. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Company.

                  8.18.10 COMPENSATION. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

                  8.18.11 RESPONSIBILITY. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board of Directors or any director of any responsibility imposed upon it or such director by law.

                                    ARTICLE 9
                            OFFICERS AND OTHER AGENTS

         9.1 NUMBER; TITLES; TERM OF OFFICE. The officers of the Company shall be a President, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time elect or appoint, including a Chairman of the Board, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the Board of Directors shall determine), an Assistant Secretary, and an Assistant Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two (2) or more offices may be held by the same person. None of the officers need be a Member or a director of the Company or a resident of the State of Delaware.

         9.2 REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         9.3 VACANCIES. Any vacancy occurring in any office of the Company (by death, resignation, removal, or otherwise) may be filled by the Board of Directors.

         9.4 AUTHORITY. Officers shall have such authority and perform such duties in the management of the Company as are provided in this Agreement or as may be determined by resolution of the Board of Directors not inconsistent with this Agreement.

         9.5 COMPENSATION. The compensation, if any, of officers and agents shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board or the President.

         9.6 CHAIRMAN OF THE BOARD. The Chairman of the Board, if elected by the Board of Directors, shall have such powers and duties as may be prescribed by the Board of Directors. Such officer shall preside at all meetings of the Members and of the Board of Directors.

         9.7 PRESIDENT. The President shall be the chief executive officer of the Company and, subject to the Board of Directors, he shall have general executive charge, management, and control of the properties and operations of the Company in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the Board of Directors has not elected a Chairman of the Board or in the absence or inability to act of the Chairman of the Board, the President shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Company and third parties, any action taken by the President in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable to act.

         9.8 VICE PRESIDENTS. Each Vice President shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board, or the President, and (in order of their seniority as determined by the Board of Directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Company and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

         9.9 TREASURER. The Treasurer shall have custody of the Company's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Company in such depository or depositories as may be designated by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, or the President.

         9.10 ASSISTANT TREASURERS. Each Assistant Treasurer shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board, or the President. The Assistant Treasurers (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

         9.11 SECRETARY. Except as otherwise provided in this Agreement, the Secretary shall keep the minutes of all meetings of the Board of Directors and of the Members in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board or the President, in the name of the Company, all contracts of the Company. He may sign with the Chairman of the Board or the President all certificates representing Membership Interests of the Company, and he shall have charge of the certificate books, transfer books, and other papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Company during business hours; it being agreed, however, that no certificate evidencing Membership Interests need be issued. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the Board of Directors, the Chairman of the Board, and the President.

         9.12 ASSISTANT SECRETARIES. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board, or the President. The Assistant Secretaries (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                                   ARTICLE 10
                               MEETINGS OF MEMBERS

         10.1 PLACE OF MEETINGS. All meetings of the Members shall be held at the principal place of business of the Company as provided in Section 1.4 or at such other place within or without the State of Delaware as shall be specified or fixed in the notices or waivers of notice calling the meeting; provided that any or all Members may participate in any such meeting by means of conference telephone or similar communications equipment pursuant to Section 10.13.

         10.2 ANNUAL MEETING. An annual meeting of the Members, for the transaction of all business as may properly come before the meeting, shall be held at such place, within or without the State of Delaware, on such date and at such time as the Members shall fix and set forth in the notice of the meeting.

         10.3 SPECIAL MEETINGS. Special meetings of the Members for any proper purpose or purposes may be called at any time by the Chairman of the Board, the President or the Board or Directors or by Members holding at least 25% in interest of the Sharing Ratios and Membership Interests of all the Members. Members may call a meeting by delivering to the Board of Directors one or more written requests signed by the requisite number of Members stating that the Members wish to call a meeting and indicating the specific purpose for which the meeting is to be held. If not otherwise stated in the written request or fixed in accordance with the remaining provisions hereof, the record date for determining Members entitled to call a special meeting is the date any Member first signs the written request for a meeting. Only business within the purpose or purposes described in the notice (or waiver thereof) required by this Agreement may be conducted at a special meeting of the Members.

         10.4 NOTICE AND WAIVER THEREOF. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 days nor more than 60 days before the date of the meeting, by or at the direction of the Board of Directors, to each Member entitled to vote at such meeting in accordance with Section 13.4. Attendance of a Member at a meeting shall constitute a waiver of notice of the meeting except where such Member attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Notice of a meeting may also be waived in writing. Attendance at a special meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the special meeting but not so included, if the objection is expressly made at the meeting.

         10.5 QUORUM. A quorum shall be present at a meeting of Members if the holders of fifty percent (50%) in interest of the Sharing Ratios and Membership Interests of all the Members are represented at the meeting in person or by proxy.

         10.6 VOTING.

                  10.6.1 VOTING AND VOTING POWER. All Members shall, except as hereinafter provided, be entitled to vote at meetings. Members may vote either in person or by proxy at any meeting. Each Member shall be entitled to one vote.

                  10.6.2 VOTING ON MATTERS OTHER THAN THE ELECTION OF DIRECTORS. With respect to any matter other than the election of directors (which shall be governed by Section 8.2) or a matter for which the affirmative vote of Members owning a specified percentage of the interests is required by the Act, the Certificate or this Agreement, the affirmative vote of Members holding a majority in interest of the Sharing Ratios and Membership Interests of all Members at a meeting at which a quorum is present shall be the act of the Members.

                  10.6.3 CHANGE IN VOTING PERCENTAGES. No provisions of this Agreement requiring that any action be taken only upon approval, vote or action of the Members holding a specified percentage of the Sharing Ratios and Membership Interests of the Members may be modified, amended or repealed unless such modification, amendment or repeal is approved by Members holding at least such specified percentage of interest of the Sharing Ratios and Membership Interests.

         10.7 RECORD DATE. For the purpose of determining Members entitled to notice of, or to vote at, any meeting of Members or any adjournment thereof, or entitled to receive a distribution, or in order to make a determinations of Members for any other proper purpose (other than determining Members entitled to consent to action by Members proposed to be taken without a meeting of the Members), the Board of Directors may fix in advance a date as the record date for any such determination of Members, such date in any case to be not more than thirty (30) days and, in case of a meeting of Members, not less than ten (10) days prior to the date on which the particular action requiring such determination of Members is to be taken. When a determination of the Members entitled to vote at any meeting of Members has been made as provided in this
Section 10.7, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the records and the stated period of closing has expired. The record date for determining Members entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, its principal place of business, or the Board of Directors in accordance with the provisions of Section 12.4.

         10.8 VOTING LISTS. The Board of Directors shall make, at least 10 days before each meeting of Members, a complete list of the Members entitled to vote at such meeting, showing the interests owned by each Member. Failure to comply with these requirements shall not affect the validity of any action taken at such meeting.

         10.9 ADJOURNMENT. Notwithstanding the other provisions of the Certificate or this Agreement, the Chairman or the Members holding fifty percent (50%) in interest of the Sharing Ratios and Membership Interests of all the Members present shall have the power to adjourn such meeting from time to time, without any notice other than announcement of the time and place of the holding of the adjourned meeting. If such meeting is adjourned by the Members, such time and place shall be determined by a vote of the holders of fifty percent (50%) in interest of the Sharing Ratios and Membership Interests of all the Members present. Upon the resumption of such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally called.

         10.10 PROXIES. A Member entitled to vote may vote either in person or by proxy executed in writing by the Member. A telegram, telex, cablegram or similar transmission by the Member, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by such Member shall be treated as an execution in writing for purposes of this Section 10.10. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

         10.11 CONDUCT OF MEETING. The Board of Directors shall have full power and authority concerning the manner of conducting any meeting of the Members, including, without limitation, the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of this Article 10, the conduct of voting, the validity and effectiveness of any proxies, and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The Chairman shall preside at, and the Secretary shall prepare minutes of, each meeting of Members, and in the absence of either such officer, his duties shall be performed by the Vice Chairman or, in his absence, some person or persons selected by the Directors.

         10.12 ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at any annual or special meeting of Members may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the Members holding not less than the minimum interests that would be necessary to take such action at a meeting at which the Members holding the required Sharing Ratios and Membership Interests of the Members were present and voted. Every written consent shall bear the date of signature of each Member who signs the consent. A telegram, telex, cablegram or similar transmission by a Member, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a Member, shall be regarded as signed by the Member for purposes of this Section 10.12. Prompt notice of the taking of any action by Members without a meeting by less than unanimous written consent shall be given to those Members who did not consent in writing to the action. If any action by the Members is taken by written consent, any certificate or documents filed with the Secretary of State of Delaware, if any, as a result of the taking of the action shall state, in lieu of any statement required by the Act concerning any vote of Members, that written consent has been given in accordance with the provisions of this Agreement.

         10.13 TELEPHONE AND SIMILAR MEETINGS. Members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other. Participation in such meeting shall constitute attendance and presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE 11
                             AMENDMENTS AND WAIVERS

         11.1 WITH MEMBER CONSENT. Except as expressly provided in Section 11.2 or 11.3 of this Agreement, this Agreement may be modified or amended, or any provision hereof waived, only with the written consent of the Members then representing a majority in interest of the Sharing Ratios and Membership Interests of all the Members.

         11.2 WITHOUT MEMBER CONSENT. The Board of Directors may, whether with or without the consent or vote of any Member, amend or waive any provision of this Agreement which merely (i) reflects the admission or withdrawal of one or more Members in accordance with this Agreement, (ii) corrects an error or clarifies an ambiguity in this Agreement, (iii) does not adversely affect any Member in any material respect, or (iv) changes Schedule I to this Agreement to reflect the Sharing Ratios or Membership Interests of the Members as from time to time amended in accordance with this Agreement. The Board of Directors may, but shall not be required to, amend Schedule I to this Agreement to reflect any additional capital contributions, provided that such amendment shall be required if the Sharing Ratio or Membership Interests of any Member is changed as a result of any additional capital contribution.

         11.3 CERTAIN OTHER AMENDMENTS. No amendment to or waiver of any provision of this Agreement shall be effective against a given Member without the consent or vote of such Member if such amendment or waiver would (i) cause the Company to fail to be treated as a limited liability company under the Act or cause a Member to become liable to third parties as a Member of the Company,
(ii) change Section 2.1 of this Agreement to increase a Member's obligations to contribute to the capital of the Company, (iii) change Section 4.1 or 4.2 of this Agreement to affect adversely any Member's rights to exculpation or indemnification, or (iv) change the percentage of Members necessary for any consent or vote required hereunder to the taking of any action.

                                   ARTICLE 12
                           DISSOLUTION AND TERMINATION

         12.1 DISSOLUTION. The Company shall be dissolved upon the first to occur of the following events:

                  (a) the election of the Members to dissolve the Company with the consent of Members then representing eighty percent (80%) in interest of the Sharing Ratios and Membership Interests of all the Members;

                  (b) the election of the Members to dissolve the Company if all or substantially all Company assets shall have been sold or disposed of or shall consist of cash;

                  (c) any dissolution event specified in the Act shall have occurred;

                  (d) a Member shall have (A) made a general assignment for the benefit of creditors, (B) filed a voluntary petition in bankruptcy, (C) filed a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any bankruptcy or debtor relief law, (D) filed an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any bankruptcy or insolvency proceeding brought against it, or (E) sought, consented to, or acquiesced in the appointment of a trustee, receiver, or liquidator of such Member or of all or any substantial part of its property;

                  (e) if within sixty (60) days after the commencement of any proceeding against a Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any bankruptcy or debtor relief law, the proceeding shall not have been dismissed;

                  (f) if within sixty (60) days after the appointment (without such Member's consent or acquiescence) of a trustee, receiver, or liquidator of a Member or of all or any substantial part of its property, the appointment shall not have been vacated or stayed; or

                  (g) if within sixty (60) days after the expiration of any such stay, the appointment shall not have been vacated.

Notwithstanding the foregoing, the Company shall not be dissolved upon the occurrence of an event specified in (iii) through (vii) of this Section 12.1 if within ninety (90) days after such occurrence a majority in interest (under applicable federal income tax principles) of the remaining Members agree in writing to continue the business of the Company.

         12.2 ACCOUNTING ON DISSOLUTION. Following the dissolution of the Company pursuant to Section 12.1 of this Agreement, the books of the Company shall be closed, and a proper accounting of the Company's assets, liabilities, and operations shall be made by the Members, all as of the most recent practicable date. The Members representing a majority in interest of the Sharing Ratios and Membership Interests of all the Members shall appoint a Member to serve as the liquidator of the Company. The expenses incurred by the liquidator in connection with the dissolution, liquidation, and termination of the Company shall be borne by the Company.

         12.3 TERMINATION. As expeditiously as practicable, but in no event later than one (1) year (except as may be necessary to realize upon any material amount of property that may be illiquid), after the dissolution of the Company pursuant to Section 12.1 of this Agreement, the liquidator shall cause the Company to pay the current liabilities of the Company and (i) establish a reserve fund (which may be in the form of cash or other property, as the liquidator shall determine) for any and all other liabilities, including contingent liabilities, of the Company in a reasonable amount determined by the liquidator to be appropriate for such purposes or (ii) otherwise make adequate provision for such other liabilities. To the extent that cash required for the foregoing purposes is not otherwise available, the liquidator may sell property, if any, of the Company for cash. Thereafter, all remaining cash or other property, if any, of the Company shall be distributed to the Members in accordance with the provisions of Section 5.1 of this Agreement. At the time final distributions are made in accordance with Section 5.1 of this Agreement, a certificate of cancellation shall be filed in accordance with the Act, and the legal existence of the Company shall terminate, but if at any time thereafter any reserved cash or property is released because in the judgment of the liquidator the need for such reserve has ended, then such cash or property shall be distributed in accordance with Section 5.1 of this Agreement.

         12.4 NO NEGATIVE CAPITAL ACCOUNT OBLIGATION. Notwithstanding any other provision of this Agreement, in no event shall any Member who has a negative capital account upon final distribution of all cash and other property of the Company be required to restore such negative account to zero.

         12.5 NO OTHER CAUSE OF DISSOLUTION. The Company shall not be dissolved, or its legal existence terminated, for any reason whatsoever except as expressly provided in this Article 12.

         12.6 MERGER. The Company may, with the written consent or vote of all Members, adopt a plan of merger and engage in any merger permitted by applicable law.

                                   ARTICLE 13
                                  MISCELLANEOUS

         13.1 WAIVER OF PARTITION. Each Member hereby irrevocably waives any and all rights that he or it may have to maintain an action for partition of any of the Company's property.

         13.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the Members with respect to the subject matter hereof and supersedes any prior agreement or understanding among them with respect to such subject matter.

         13.3 SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid under the applicable law of any jurisdiction, the remainder of this Agreement or the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby. Also, if any provision of this Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         13.4 NOTICES. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by overnight courier, hand delivered, mailed (first class registered mail or certified mail, postage prepaid), or sent by telex or telecopy if to the Members, at the addresses or telex or facsimile numbers set forth on Schedule I hereto, and if to the Company, at the address of its principal place of business at 100 Hanley Road, Suite 400, St. Louis, Missouri 63105 (fax 314/746-2299), or to such other address as the Company or any Member shall have last designated by notice to the Company and all other parties hereto in accordance with this
Section 13.4. Notices sent by hand delivery shall be deemed to have been given when received; notices mailed in accordance with the foregoing shall be deemed to have been given three days following the date so mailed; notices sent by telex or telecopy shall be deemed to have been given when electronically confirmed; and notices sent by overnight courier shall be deemed to have been given on the next business day following the date so sent.

         13.5 GOVERNING LAWS. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (without regard to principles of conflicts of laws).

         13.6 SUCCESSORS AND ASSIGNS. Except as otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors and permitted assigns.

         13.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

         13.8 HEADINGS. The section and article headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

         13.9 OTHER TERMS. All references to "Articles" and "Sections" contained in this Agreement are, unless specifically indicated otherwise, references to articles, sections, subsections, and paragraphs of this Agreement. Whenever in this Agreement the singular number is used, the same shall include the plural where appropriate (and vice versa), and words of any gender shall include each other gender where appropriate. As used in this Agreement, the following words or phrases shall have the meanings indicated: (i) "or" shall mean "and/or"; (ii) "day" shall mean a calendar day; (iii) "including" or "include" shall mean "including without limitation"; and (iv) "law" or "laws" shall mean statutes, regulations, rules, judicial orders, and other legal pronouncements having the effect of law.

         13.10 POWER OF ATTORNEY. By execution of this Agreement, each Member hereby makes, constitutes, and appoints the Board of Directors, with full power of substitution and re-substitution in the Board of Directors (in its sole discretion), such Member's true and lawful attorney-in-fact ("Attorney") for and in such Member's name, place, and stead and for his use and benefit, to prepare, execute, certify, acknowledge, swear to, file, deliver, or record any or all of the following:

                  (a) the Company's certificate of formation or any other agreement, certificate, report, consent, instrument, filing, or writing made by or relating to the Company that the Attorney deems necessary, desirable, or appropriate for any lawful purpose, including (A) organizing the Company under the Act, (B) admitting Members with respect to the Company, (C) pursuing or effecting any rights or remedies available under this Agreement or otherwise with respect to a defaulting Member, (D) qualifying the Company to do business in any jurisdiction, and (E) complying with any law, agreement, or obligation applicable to the Company;

                  (b) any agreement, certificate, report, consent, instrument, filing, or writing made by or relating to the Company that the Attorney deems necessary, desirable, or appropriate to effectuate the business purposes of, or the dissolution, termination, or liquidation of, the Company pursuant to applicable law or the respective terms of this Agreement; and

                  (c) any amendment to or modification or restatement of this Agreement, the Company's certificate of formation, or any other agreement, certificate, report, consent, instrument, filing, or writing of any type described in subsection (i) or (ii) of this Section 13.10, provided that any amendment of or modification to this Agreement shall first have been adopted in accordance with Article 13 of this Agreement.

         13.11 INDEMNIFICATION. THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN SECTION 4.2.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of the Effective Date.

                                             VIASYSTEMS, INC.



                                             By: /s/ DAVID J. WEBSTER
                                                --------------------------------
                                             Name: David J. Webster
                                                  ------------------------------
                                             Title: Senior Vice President
                                                   -----------------------------

                                   SCHEDULE I

                                                   INITIAL CAPITAL             SHARING           MEMBERSHIP
MEMBER AND ADDRESS                                  CONTRIBUTIONS              RATIOS             INTEREST
------------------                                 ---------------             -------           ----------

Viasystems, Inc.                                     $ 1,000.00               100.0000%          100.0000%
101 Hanley Road
Suite 400
St. Louis, Missouri 63105
FAX: 314/746-2299
         TOTAL                                       $ 1,000.00               100.0000%          100.0000%
                                                     ==========               ========           ========

                                   SCHEDULE II

OFFICER                                                   OFFICE
-------                                                   ------
James N. Mills                          Co-Chairman
Robert N. Mills                         Co-Chairman
Timothy L. Conlon                       President; Chief Operating Officer
David M. Sindelar                       Senior Vice President; Chief Financial Officer
Larry S. Bacon                          Senior Vice President - Human Resources
David J. Webster                        Senior Vice President
Richard L. Mattern                      Executive Vice President - Strategic Planning
Barry L. Brigman                        President - Telecom Division
Robert J. Mills                         Vice President - Operations Services
James G. Powers                         Vice President - Assistant Secretary
Kelly E. Wetzler                        Vice President - Assistant Secretary
W. Thomas McGee                         Secretary; General Counsel
Gene J. Brockland                       Assistant Secretary; Assistant General Counsel